NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------


          THIS AGREEMENT, dated as of [MSHA Date] is made by and between KINDERCARE LEARNING CENTERS, INC., a Delaware corporation (hereinafter referred to as the "Company"), and [First Name] [Last Name], an employee of the Company or a Subsidiary (as defined below) or Affiliate (as defined below) of the Company, hereinafter referred to as "Optionee".

          WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock ("Common Stock");

          WHEREAS, the Company wishes to carry out the Plan (as hereinafter defined), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

          WHEREAS, the Committee (as hereinafter defined), appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Option provided for herein to the Optionee as an incentive for increased efforts during the Optionee's term of employment with the Company or its Subsidiaries or Affiliates, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Whenever the following terms are used in this Agreement, they shall have the meaning specified in the Plan or below unless the context clearly indicates to the contrary.

Section 1.1 - Affiliate
-----------------------

          "Affiliate" shall mean, with respect to the Company, any corporation directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board of Directors of the Company in which the Company or an Affiliate has an interest.

Section 1.2 - Cause
-------------------

          "Cause" shall mean (i) the Optionee's willful and continued failure to perform Optionee's duties with respect to the Company or its Subsidiaries which continues beyond ten days after a written demand for substantial performance is delivered to Optionee by the Company and

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

which could reasonably result in demonstrable injury to the Company or (ii) misconduct by Optionee (x) involving dishonesty or breach of trust in connection with Optionee's employment, (y) which would be a reasonable basis for an indictment of Optionee for a felony or a misdemeanor involving moral turpitude or (z) which results in demonstrable injury to the Company.

Section 1.3 - Change of Control
-------------------------------

          "Change of Control" shall mean (i) a sale of all or substantially all of the assets of the Company (other than in connection with financing transactions, sale and leaseback transactions or other similar transactions) to a Person who is not an Affiliate of Kohlberg Kravis Roberts & Co., L.P. ("KKR"),
(ii) a sale by KKR or any of its Affiliates resulting in more than 50% of the voting stock of the Company being held by a Person or Group that does not include KKR or any of its Affiliates or (iii)(a) a merger or consolidation of the Company into another Person which is not an Affiliate of KKR or (b) any dilution of KKR's interest in the Company which results in KKR and any of its Affiliates owning less than 50% of the Common Stock of the Company; if, and only if, any such event described in either (iii)(a) or (b) results in (A) the inability of the KKR Partnerships to elect a majority of the Board of Directors of the Company (or the resulting entity).

Section 1.4 - Code
------------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5 - Commencement Date
-------------------------------

          "Commencement Date" shall mean [Hire or Promotion Date].

Section 1.6 - Committee
-----------------------

          "Committee" shall mean the Compensation Committee of the Company.

Section 1.7 - Group
-------------------

          "Group" shall mean two or more Persons acting together as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.

Section 1.8 - KKR
-----------------

          "KKR" shall mean Kohlberg Kravis Roberts & Co., L.P.

Section 1.9 - KKR Affiliate
---------------------------

          "KKR Affiliate" shall mean, with respect to KKR, any corporation directly or indirectly controlling, controlled by, or under common control with, KKR.

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

Section 1.10 - Management Stockholder's Agreement
-------------------------------------------------

          "Management Stockholder's Agreement" shall mean that certain Management Stockholder's Agreement dated as of [MSHA Date] between the Optionee and the Company.

Section 1.11 - Option
---------------------

          "Option" shall mean the non-qualified option granted pursuant to this Agreement.

Section 1.12 - Permanent Disability
-----------------------------------

          The Optionee shall be deemed to have a "Permanent Disability" if the Optionee is unable to engage in the activities required by the Optionee's position by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can reasonably be expected to last for a continuous period of not less than 12 months.

Section 1.13 - Person
---------------------

          "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.14 - Plan
-------------------

          "Plan" shall mean the 1997 Stock Purchase and Option Plan for Key Employees of KinderCare Learning Centers, Inc. and Subsidiaries.

Section 1.15 - Pronouns
-----------------------

          The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.16 - Retirement
-------------------------

          "Retirement" shall mean retirement at age 62 or over (or such other age as may be approved by the Board of Directors of the Company) after having been employed by the Company or a Subsidiary for at least three years after the Commencement Date.

Section 1.17 - Secretary
------------------------

          "Secretary" shall mean the Secretary of the Company.

Section 1.18 - Subsidiary
-------------------------

          "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations, or group of commonly controlled corporations, other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 - Grant of Option
-----------------------------

          For good and valuable consideration, on and as of the date hereof the Company irrevocably grants to the Optionee an Option to purchase any part or all of an aggregate of [Option Shares] shares of the Company's $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 - Exercise Price
----------------------------

          Subject to Section 2.4, the exercise price of the shares of stock covered by the Option shall be $[Per Share] per share without commission or other charge.

Section 2.3 - Consideration to the Company
------------------------------------------

          In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary or Affiliate, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or Affiliate or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries or Affiliates, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause.

Section 2.4 - Adjustments in Option
-----------------------------------

          Subject to Section 9 of the Plan, in the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which such Option, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability
--------------------------------------------

          (a) The Option shall become exercisable as follows:

                                                   Percentage of Option
Date Option                                        Shares Granted As to Which
Becomes Exercisable                                Option Is Exercisable
-------------------                                ---------------------

After the first anniversary
  of the Commencement Date                                 20%

After the second anniversary
  of the Commencement Date                                 40%

After the third anniversary
  of the Commencement Date                                 60%

After the fourth anniversary
  of the Commencement Date                                 80%

After the fifth anniversary
  of the Commencement Date                                100%

          Notwithstanding the foregoing, the Option shall become immediately exercisable as to 100% of the shares of Common Stock subject to such Option immediately prior to a Change of Control (but only to the extent such Option has not otherwise terminated or become exercisable).

          (b) Notwithstanding the foregoing, no Option shall become exercisable as to any additional shares of Common Stock following the termination of employment of the Optionee for any reason other than a termination of employment because of death or Permanent Disability of the Optionee and any Option (other than as provided in the next succeeding sentence) which is non-exercisable as of the Optionee's termination of employment shall be immediately cancelled. In the event of a termination of employment because of such death or Permanent Disability, the Option shall immediately become exercisable as to all shares of Common Stock subject thereto.

Section 3.2 - Expiration of Option
----------------------------------

          The Option may not be exercised to any extent by Optionee after the first to occur of the following events:

          (a) The tenth anniversary of the Commencement Date; or

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

          (b) The first anniversary of the date of the Optionee's termination of employment by reason of death, Permanent Disability or Retirement; or

          (c) The first business day which is fifteen calendar days after the earlier of (i) 75 days after termination of employment of the Optionee for any reason other than for Cause, death, Permanent Disability or Retirement or (ii) the delivery of notice by the Company that it does not intend to exercise its call right under Section 6 of the Management Stockholder's Agreement; provided, however, that in any event the Option shall remain exercisable under this subsection 3.2(c) until at least 45 days after termination of employment of the Optionee for any reason other than for Cause, death, Permanent Disability or Retirement; or

          (d) The date the Option is terminated pursuant to Section 5, 6 or 8(b) of the Management Stockholder's Agreement;

          (e) The date of the Optionee's termination of employment by the Company for Cause; or

          (f) If the Committee so determines pursuant to Section 9 of the Plan, the effective date of either the merger or consolidation of the Company into another Person, or the exchange or acquisition by another Person of all or substantially all of the Company's assets or 80% or more of its then outstanding voting stock, or the recapitalization, reclassification, liquidation or dissolution of the Company; provided, that if the Committee deems it necessary to cancel the Option to facilitate a business combination, the Optionee shall be paid, in cash or other consideration that the shareholders receive pursuant to such business combination, the excess of the fair market value of the Common Stock at the time of such business combination over the exercise price for the cancelled portion of the Option including any unvested portion of the Option which is being cancelled. At least ten (10) days prior to the effective date of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.2.

                                   ARTICLE IV

                               EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise
-----------------------------------------

          The Option, and any portion of the Option, may be exercised by Optionee or any transferee permitted by Section 5.2. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under Section 3.2, be exercised by Optionee's personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution or by any transferee permitted by Section 5.2.

Section 4.2 - Partial Exercise
------------------------------

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided, however, that any partial exercise shall be for whole shares of Common Stock only.

Section 4.3 - Manner of Exercise
--------------------------------

          The Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

          (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

          (b) Full payment (which shall be made (i) in cash, (ii) by check (iii) by delivery of shares of Common Stock owned by the Optionee valued at the fair market value as determined in good faith by the Committee; provided that if any such shares of Common Stock were acquired from the Company such shares must have been held by the Optionee and vested for at least six months, and provided further that any such shares of Common Stock are not pledged or otherwise encumbered pursuant to a loan agreement or otherwise, or (iv) by a combination thereof) for the shares with respect to which such Option or portion thereof is exercised;

          (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for the holder's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

          (d) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

          (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares.

Section 4.4 - Conditions to Issuance of Stock Certificates
----------------------------------------------------------

          The shares of stock deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (b) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Stockholder
-----------------------------------

          The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.1 - Administration
----------------------------

          The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 - Transferability of Option
---------------------------------------

          The Option or any portion thereof may be transferred to the same extent that Common Stock subject to the Option may be transferred pursuant to the Management Stockholder's Agreement. Except for such permitted transfers, neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

Section 5.3 - Shares to Be Reserved
-----------------------------------

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices
---------------------

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles
--------------------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Applicability of Plan and Management Stockholder's Agreement
--------------------------------------------------------------------------

          The Option and the shares of Common Stock issued to the Optionee upon exercise of the Option shall be subject to all of the terms and provisions of the Plan and the Management Stockholder's Agreement, to the extent applicable to the Option and such shares. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control. In the event of any conflict between this Agreement or the Plan and the Management Stockholder's Agreement, the terms of the Management Stockholder's Agreement shall control.

Section 5.7 - Amendment
-----------------------

          This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 5.8 - Governing Law
---------------------------

          The laws of the State of Delaware (or if the Company reincorporates in another state, the law of that state) shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 5.9 - Jurisdiction
--------------------------

          Any suit, action or proceeding against the Optionee, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware (or if the Company reincorporates in another state, in that state), and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Optionee, in such other jurisdiction and in such manner, as may be permitted by applicable law. The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware (or if the Company reincorporates in another state, in that state), and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware (or if the Company reincorporates in another state, in that state), and the Optionee hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                       KINDERCARE LEARNING CENTERS, INC.


                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


----------------------------------
[First Name][Last Name]
[Address1]
[City],[State][Postal Code]

Optionee's Taxpayer
Identification Number: [SSN]